5. Income Taxes: Summary of Deferred Tax Liability at December 31, 2015 and 2014 (Tables)	12 Months Ended
Dec. 31, 2015
Tables/Schedules
Summary of Deferred Tax Liability at December 31, 2015 and 2014

Future utilization of currently generated federal and state NOL and tax credit carry forwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended and similar state provisions. The annual limitation may result in the expiration of NOL and tax credit carry forwards before full utilization.

		December 31
		2015		2014
Individual components giving rise to the deferred tax assets are as follows:	$		$
Future tax benefit arising from net operating loss carryover		166,948		114,025
Less valuation allowance		(166,948)		(114,025)
Net deferred		$-		$-